                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-52763) of International Lease Finance Corporation and in the related Prospectus of our report dated February 21, 1995, with respect to the consolidated financial statements and schedule of International Lease Finance Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1994.


                                      ERNST & YOUNG LLP

Century City,
Los Angeles, California
March 16, 1995

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